Fees Summary	Oct. 11, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 297,795,000
Previously Paid Amount	0
Total Fee Amount	45,592.41
Total Offset Amount	0
Net Fee	$ 45,592.41